UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. )
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2011
GTSI Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-34871	54-1248422

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2553 Dulles View Drive, #100 Herndon, Virginia	20171-5219

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 502-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
This Form 8-K Report amends the Form 8-K filed by GTSI Corp. (“GTSI”) on March 11, 2011. The March 11, 2011 Form 8-K Report inadvertently included as Exhibit 99.1 a previous draft of the press release, rather than the press release actually issued by GTSI, announcing its financial results for the three and 12-month periods ended December 31, 2010. The Exhibit 99.1 to the March 11, 2011 Form 8-K Report failed to include the term “diluted” in the penultimate sentence of the third paragraph and in the last sentence of the fourth paragraph, and incorrectly stated that GTSI’s effective income tax rate was 64.8% for the year ended December 31, 2010, when the actual effective income tax rate was 648.6%.
Attached and incorporated herein by reference as Exhibit 99.1 is the correct copy of GTSI’s press release, dated March 11, 2011, reporting GTSI’s financial results for the three and 12-month periods ended December 31, 2010.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
99.1 Press Release issued by GTSI Corp., dated March 11, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTSI Corp.
By:	/s/ Peter Whitfield
Peter Whitfield
Chief Financial Officer

Date: March 15, 2011